UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2018

SLM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13251	52-2013874
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Continental Drive, Newark, Delaware	19713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 451-0200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 21, 2018, SLM Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 25, 2018, the record date for the Annual Meeting, 435,221,198 shares of common stock, par value $.20 per share, were outstanding and entitled to vote. At the Annual Meeting, 403,429,375, or approximately 92.69%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy. At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following 12 directors to hold office until the 2019 Annual Meeting of Stockholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes
Paul G. Child	386,965,568	363,378	958,032	15,142,397
Carter Warren Franke	386,564,611	765,068	957,299	15,142,397
Earl A. Goode	384,172,044	3,157,526	957,408	15,142,397
Marianne M. Keler	386,549,610	783,053	954,315	15,142,397
Jim Matheson	386,551,263	777,682	958,033	15,142,397
Jed H. Pitcher	386,562,415	766,754	957,809	15,142,397
Frank C. Puleo	386,323,398	1,005,647	957,933	15,142,397
Raymond J. Quinlan	383,454,152	3,875,201	957,625	15,142,397
Vivian C. Schneck-Last	386,927,263	405,142	954,573	15,142,397
William N. Shiebler	385,670,337	1,658,717	957,924	15,142,397
Robert S. Strong	386,964,970	363,976	958,032	15,142,397
Kirsten O. Wolberg	386,529,053	803,332	954,593	15,142,397

Proposal 2 – Advisory Vote on Executive Compensation. The Company’s stockholders approved, by an advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
357,993,692	29,226,065	1,067,221	15,142,397

Proposal 3 – Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
400,079,458	2,362,306	987,611	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

Date: June 26, 2018	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh
Senior Vice President and General Counsel